Exhibit 99.2

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO BORROWER. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Original Issue Date: August 8, 2018

Principal Amount: $107,000.00

Purchase Price: $106,500.00

NOTE

DUE AUGUST 22, 2018

THIS NOTE is issued by Creative Medical Technology Holdings, Inc., a Nevada corporation, (the “Borrower”), due August 22, 2018 (this note, the “Note”).

FOR VALUE RECEIVED, Borrower promises to pay to Global Capital Partners Group, LLC or its registered assigns (the “Holder”), with an address at: 1361 East 10th Street, Brooklyn, NY 11730, or shall have paid pursuant to the terms hereunder, the principal sum of One Hundred Seven Thousand ($107,000.00) on August 22, 2018 (the “Maturity Date”) or such earlier date as this Note is required or permitted to be repaid or such later date if extended by the Holder as provided hereunder, and to pay interest, if any, to the Holder on the then outstanding principal amount of this Note in accordance with the provisions hereof.

This Note is subject to the following additional provisions:

Section 1.          Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement and (b) the following terms shall have the following meanings:

“Bankruptcy Event” means any of the following events: (a) Borrower or any Subsidiary thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to Borrower or any Subsidiary thereof, (b) there is commenced against Borrower or any Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) Borrower or any Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) Borrower or any Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) Borrower or any Subsidiary thereof makes a general assignment for the benefit of creditors, (f) Borrower or any Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts or (g) Borrower or any Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

1

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are required by law or other governmental action to close.

“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of Borrower, by contract or otherwise) of in excess of 50% of the voting securities of Borrower, (b) Borrower merges into or consolidates with any other Person, or any Person merges into or consolidates with Borrower and, after giving effect to such transaction, the stockholders of Borrower immediately prior to such transaction own less than 50% of the aggregate voting power of Borrower or the successor entity of such transaction, (c) Borrower sells or transfers all or substantially all of its assets to another Person and the stockholders of Borrower immediately prior to such transaction own less than 50% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a three year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the date hereof), or (e) the execution by Borrower of an agreement to which Borrower is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

“Event of Default” shall have the meaning set forth in Section 8(a).

“Fundamental Transaction” shall have the meaning set forth in Section 5(d).

“Mandatory Default Amount” means 120% of the outstanding principal amount of this Note plus all other amounts, costs, and expenses due in respect of this Note.

“New York Courts” shall have the meaning set forth in Section 9(d).

“Note Register” shall have the meaning set forth in Section 3(c).

“Original Issue Date” means the date of the first issuance of this Note, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Note.

“Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of Borrower) have been established in accordance with GAAP, and (b) Liens imposed by law which were incurred in the ordinary course of Borrower’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of Borrower’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of Borrower and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien.

2

“Purchase Agreement” means the Securities Purchase Agreement, dated as of August 8, 2018 among Borrower and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2.          Interest and Repayment.

a)       Interest in Cash or in Kind. Holders shall be entitled to receive, and Borrower shall pay, interest on the outstanding principal amount of this Note compounded monthly at the annual rate of eight percent (8%) (as subject to increase as set forth in this Note) from the Original Issue Date through the Maturity Date.

b)       Payment Grace Period. Except as set forth herein, the Borrower shall not have any grace period to pay any monetary amounts due under this Note.

c)       Application of Payments. Interest on this Note shall be calculated on the basis of a 365 or 366-day year as the case may be and the actual number of days elapsed. Payments made in connection with this Note shall be applied first to amounts due hereunder other than principal and interest, thereafter to interest and finally to principal.

d)       Manner and Place of Payment. Principal and interest on this Note and other payments in connection with this Note shall be payable at the Holder’s offices as designated above in lawful money of the United States of America in immediately available funds without set-off, deduction or counterclaim. Upon assignment of the interest of Holder in this Note, Borrower shall instead make its payment pursuant to the assignee’s instructions upon receipt of written notice thereof.

e)       Tender. The Holder may tender this note to Borrower as payment for other securities to be issued by the Borrower to the Holder.

Section 3.          Registration of Transfers and Exchanges.

a)       Different Denominations. This Note is exchangeable for an equal aggregate principal amount of notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

b)       Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

c)       Reliance on Note Register. Prior to due presentment for transfer to Borrower of this Note, Borrower and any agent of Borrower may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither Borrower nor any such agent shall be affected by notice to the contrary.

Section 4.          Negative Covenants. As long as any principal amount of this Note remains outstanding, Borrower shall not, and shall not permit any of the Subsidiaries to, directly or indirectly:

3

a)        enter into any transaction pursuant to Section 3(a)(10) of the Securities Act;

b)       other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

c)       amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder, provided, however, that Borrower may amend its articles of incorporation to create a class or series of preferred stock so long as the class or series has no conversion or dividend rights, or any liquidation preference;

d)       repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or Common Stock Equivalents;

e)       [Reserved]

f)         declare or make any dividend or other distribution of its assets or rights to acquire its assets to holders of shares of Common Stock, preferred stock, or any other equity security by way of return of capital or otherwise including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction;

g)       [Reserved] or

h)       enter into any agreement with respect to any of the foregoing.

Section 5.          Events of Default.

a)       “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.           any default in the payment of (A) the principal or interest amount of this Note or (B) other amounts owing to a Holder on any Note, as and when the same shall become due and payable (on the Maturity Date by acceleration or otherwise) which default, solely in the case of a default under clause (B) above, is not cured within 3 Business Days after Borrower has become or should have become aware of such default;

ii.          Borrower shall fail to observe or perform any other covenant or agreement contained in this Note;

iii.         a default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under any of the Transaction Documents, including but not limited to failure to strictly comply with the provisions of the Transaction Documents;

iv.         any representation or warranty made in this Note, any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder or any Other Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

4

v.          Borrower or any Subsidiary shall be subject to a Bankruptcy Event;

vi.         Borrower or any Subsidiary shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $100,000, whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

vii.        Borrower shall be a party to any Change of Control Transaction or Fundamental Transaction;

viii.       Borrower does not meet the current public information requirements under Rule 144, except with regard to the filing of reports on Form 8-K which are not cured within 30 days of the required filing date;

ix.         any monetary judgment, writ or similar final process shall be entered or filed against Borrower, any subsidiary or any of their respective property or other assets for more than $50,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 90 calendar days;

x.          any dissolution, liquidation or winding up by Borrower or a material Subsidiary of a substantial portion of their business, unless otherwise assumed by the Borrower or another Subsidiary;

xi.         cessation of operations by Borrower or a material Subsidiary, unless assumed by the Borrower or another Subidiary;

xiii.       [Reserved]

xiv.       [Reserved]

xv.        the Borrower effectuates a reverse split of its Common Stock without ten (10) days prior written notice to the Holder;

xvi.       a failure by Borrower within five business days to notify Holder of any material event of which Borrower is obligated to notify Holder pursuant to the terms of this Note or any other Transaction Document;

xvii.      a default by the Borrower of a material term, covenant, warranty or undertaking of any other agreement to which the Borrower and Holder are parties, or the occurrence of an event of default under any such other agreement to which Borrower and Holder are parties which is not cured after any required notice and/or cure period or waived;

xviii.     [Reserved]

5

xix.        the failure by Borrower or any material Subsidiary to maintain any material intellectual property rights, personal, real property, equipment, leases or other assets which are necessary to conduct its business (whether now or in the future) and such breach is not cured with twenty (20) days after the first day of such occurrence; or

xx.         the restatement after the date hereof of any financial statements filed by the Borrower with the Commission for any date or period from and after the Original Issue Date and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statements, have constituted a Material Adverse Effect. For the avoidance of doubt, any restatement related to new accounting pronouncements shall not constitute a default under this Section.

In the event more than one grace, cure or notice period is applicable to an Event of Default, then the shortest grace, cure or notice period shall be applicable thereto.

b)       Remedies Upon Event of Default, Fundamental Transaction and Change of Control Transaction. If any Event of Default or a Fundamental Transaction or a Change of Control Transaction occurs, the outstanding principal amount of this Note and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash at the Mandatory Default Amount. Commencing on the Maturity Date and also five (5) days after the occurrence of any Event of Default interest on this Note shall accrue at an interest rate equal to the lesser of 24% per annum or the maximum rate permitted under applicable law. Upon the payment in full of the Mandatory Default Amount, the Holder shall promptly surrender this Note to or as directed by Borrower. In connection with such acceleration described herein, the Holder need not provide, and Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 7(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 6.          Miscellaneous.

a)       Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to Borrower, to: Creative Medical Technology Holdings, Inc., 2017 W Peoria Avenue, Phoenix, Arizona 85029, Attn: Timothy Warbington, Chief Executive Officer, email: timwarbington@yahoo.com, with a copy by email or fax only to (which shall not constitute notice): Ronald N. Vance, Esq., email: ron@pearsonbutler.com, Fax: (801) 254-9427, and (ii) if to the Holder, to: the address and fax number indicated on the front page of this Note, with an additional copy by fax only to (which shall not constitute notice): Grushko & Mittman, P.C., 515 Rockaway Avenue, Valley Stream, New York 11581, facsimile: (212) 697-3575.

6

b)       Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of Borrower, which is absolute and unconditional, to pay the principal of, and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of Borrower.

c)       Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, Borrower shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to Borrower.

d)       Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding. This Note shall be deemed an unconditional obligation of Borrower for the payment of money and, without limitation to any other remedies of Holder, may be enforced against Borrower by summary proceeding pursuant to New York Civil Procedure Law and Rules Section 3213 or any similar rule or statute in the jurisdiction where enforcement is sought. For purposes of such rule or statute, any other document or agreement to which Holder and Borrower are parties or which Borrower delivered to Holder, which may be convenient or necessary to determine Holder’s rights hereunder or Borrower’s obligations to Holder are deemed a part of this Note, whether or not such other document or agreement was delivered together herewith or was executed apart from this Note.

e)       Waiver. Any waiver by Borrower or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of Borrower or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by Borrower or the Holder must be in writing.

7

f)        Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.

g)       Usury. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. Borrower covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive Borrower from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and Borrower (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

h)       Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

i)        Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

j)        Amendment. Unless otherwise provided for hereunder, this Note may not be modified or amended or the provisions hereof waived without the written consent of Borrower and the Holder.

k)       Facsimile Signature. In the event that the Borrower’s signature is delivered by facsimile transmission, PDF, electronic signature or other similar electronic means, such signature shall create a valid and binding obligation of the Borrower with the same force and effect as if such signature page were an original thereof.

*********************

(Signature Pages Follow)

8

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by an authorized officer as of the Date written above.

CREATIVE MEDICAL TECHNOLOGY HOLDINGS, INC.

By:	/s/ Timothy Warbington
Name: Timothy Warbington
Title: Chief Executive Officer

9